FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 15, 2005, (the “Effective Date”) is among FFE TRANSPORTATION SERVICES, INC. (the “Borrower”), each of the undersigned Other Companies, each of the banks or other lending institutions which is a party to the Agreement (hereinafter defined) (each a “Bank” and collectively, the “Banks”), COMERICA BANK, successor-by-merger with Comerica Bank-Texas (“Comerica”), as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the “Administrative Agent”), and as issuer of Letters of Credit under the Agreement (in such capacity, together with its successors in such capacity, the “Issuing Bank”), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association (“LaSalle”), as Syndication Agent (in such capacity, together with its successors in such capacity, the “Syndication Agent”), and as Collateral Agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”).

RECITALS:

A. The Borrower, the Other Companies, the Banks, the Issuing Bank and the Administrative Agent, the Syndication Agent and the Collateral Agent have entered into that certain Credit Agreement dated as of May 30, 2002, which was subsequently amended by the First Amendment to Credit Agreement on December 11, 2003, the Second Amendment to Credit Agreement on June 30, 2004 and the Third Amendment to Credit Agreement on August 30, 2004 (as so amended, the “Credit Agreement”).

B. The parties hereto now desire to amend the Credit Agreement as provided herein.

AGREEMENTS:

In consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

§ 1.1. Terms Defined in the Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment.

§ 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

“Amendment” means as defined in the Introductory Paragraph hereof.

“Amendment Documents” means this Amendment and any other document delivered by the Borrower to Administrative Agent pursuant to this Amendment.

“Credit Agreement” means as defined in the Recitals of this Amendment.

ARTICLE II.

AMENDMENT TO CREDIT AGREEMENT

§ 2.1  Loans, Investments and Mergers. Section 5.2(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(c) Loans, Investments and Mergers. Make any loan to or investment in, nor purchase stock or other securities of, nor merge or consolidate with, nor purchase all or substantially all of the assets of, any Person other than Borrower or another Company, except (i) mergers and consolidations of two or more Companies or acquisitions of a Company by another Company, provided no Default or Potential Default exists; (ii) secured loans to owner-operators who have independent contractor agreements with Borrower or any other Company not to exceed $2,000,000 in the aggregate outstanding at any time; (iii) the W&B Note; (iv) indebtedness of purchasers to the Companies for the purchase price of Vehicles sold by the Companies to such purchasers, provided that such Indebtedness together with loans made pursuant to clause (v) of this Subsection (c) shall not exceed $2,000,000 in the aggregate outstanding at any time; (v) loans, other than the foregoing, provided that such loans together with indebtedness pursuant to clause (iv) of this Subsection (c) shall not exceed $3,500,000 in the aggregate outstanding at any time; (vi) Permitted Investments, (vii) other investments from time to time in an amount outstanding at any time less than or equal to $100,000; and (viii) expenditures for acquisitions involving a Person other than a Company in an amount not to exceed $5,000,000 during any fiscal year of Borrower.”

ARTICLE III.

MISCELLANEOUS

§ 3.1.  Survival of Representations and Warranties. All representations and warranties made in this Amendment, the Credit Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Administrative Agent or any closing shall affect the representations and warranties or the right of Administrative Agent to rely upon them.

§ 3.2.  Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.

§ 3.3.  Expenses of Administrative Agent. As provided in the Credit Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Administrative Agent’s legal counsel, and all reasonable costs and expenses incurred by Administrative Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Administrative Agent’s legal counsel.

§ 3.4.  Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

§ 3.5.  Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS COUNTY, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

§ 3.6.  Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Administrative Agent and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Administrative Agent.

§ 3.7.  Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

§ 3.8.  Effect of Waiver. No consent or waiver, express or implied, by Administrative Agent to or for any breach of or deviation from any covenant or condition of the Credit Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

§ 3.9.  Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

§ 3.10. Notice Pursuant To Tex. Bus. & Comm. Code Section 26.02

THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF, INCLUDING THE GUARANTY, TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

§ 3.11. Guarantors.

Each of the undersigned parties to a Guaranty Agreement and Security Agreement, hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Guaranty Agreement and Security Agreement made by it for the benefit of Agent and Banks executed pursuant to the Credit Agreement and the other Loan Papers, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that such Guaranty Agreement and such Security Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

FFE TRANSPORTATION SERVICES, INC.

By: /s/Thomas G. Yetter
Thomas G. Yetter
Vice President

COMERICA BANK, as a Bank, Issuing Bank and Administrative Agent

By: /s/ Donald P. Hellman
Donald P. Hellman
Senior Vice President

LA SALLE BANK, as Bank, Collateral Agent and Syndication Agent

By: /s/ Nick Weaver
Name: Nick Weaver
Title: First Vice President

GUARANTORS:

FROZEN FOOD EXPRESS INDUSTRIES, INC.

By: /s/Thomas G. Yetter
T. G. Yetter
Treasurer

FFE, INC.

By: /s/Thomas G. Yetter
T. G. Yetter
Vice President

CONWELL CORPORATION

By: /s/Thomas G. Yetter
T. G. Yetter
Vice President

AIRPRO HOLDINGS, INC.

By: /s/ F. Dixon McElwee
F. Dixon McElwee
Senior Vice President

LISA MOTOR LINES, INC.

By: /s/ Leonard W. Bartholomew
Leonard W. Bartholomew
Corporate Secretary

FROZEN FOOD EXPRESS, INC.

By: /s/ F. Dixon McElwee
F. Dixon McElwee
Senior Vice President

CONWELL CARTAGE, INC.

By: /s/ Leonard W. Bartholomew
Leonard W. Bartholomew
Corporate Secretary

MIDDLETON TRANSPORTATION COMPANY

By: /s/ F. Dixon McElwee
F. Dixon McElwee
Senior Vice President

COMPRESSORS PLUS, INC.

By: /s/ Leonard W. Bartholomew
Leonard W. Bartholomew
Corporate Secretary

FFE LOGISTICS, INC.

By: /s/ Leonard W. Bartholomew
Leonard W. Bartholomew
Corporate Secretary

CONWELL, LLC

By: /s/ Leonard W. Bartholomew
Leonard W. Bartholomew
Corporate Secretary